MAINSTAY GROUP OF FUNDS

Supplement dated September 30, 2020 (“Supplement”) to:

MainStay Equity Funds, MainStay Fixed Income and Mixed Asset Funds, and MainStay Asset Allocation Funds Prospectuses, each dated February 28, 2020, as amended,

MainStay Cushing® Funds Prospectus, dated March 30, 2020, as amended,

MainStay ETF Asset Allocation Funds Prospectus, dated June 30, 2020, as supplemented,

MainStay CBRE Specialty Funds Prospectus, dated August 31, 2020,

MainStay MacKay Tax-Exempt Income Funds Prospectus, dated August 31, 2020,

and

MainStay Equity Funds, MainStay Fixed Income and Mixed Asset Funds, MainStay Asset Allocation Funds, MainStay CBRE Specialty Funds, MainStay Cushing® Funds Prospectus, MainStay ETF Asset Allocation Funds and MainStay MacKay Tax-Exempt Income Funds SIMPLE Class Share Prospectuses, each dated August 31, 2020

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Effective immediately, the Morgan Stanley Wealth Management disclosure in the “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” section of the Prospectuses is deleted in its entirety and replaced with the following:

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Morgan Stanley, on your behalf, can also convert Class A shares to Class A2 shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account

• Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares (or equivalent) of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.